NATCO Group Inc. and Subsidiaries
Unaudited Segment Information
(in thousands)
	Quarter Ended March 31, 2003	Quarter Ended June 30, 2003	Quarter Ended September 30, 2003	Quarter Ended December 31, 2003	Year Ended December 31, 2003
Revenue:
Oil & Water Technologies	$ 51,804	$ 55,371	$ 50,722	$ 61,610	$ 219,507
Gas Technologies	2,286	2,701	2,819	2,577	10,383
Automation & Controls	15,241	14,007	13,404	14,027	56,679
Eliminations	(1,318)	(1,466)	(1,144)	(1,179)	(5,107)
Total revenue	$ 68,013	$ 70,613	$ 65,801	$ 77,035	$ 281,462

Gross profit:
Oil & Water Technologies	$ 11,719	$ 12,479	$ 11,585	$ 13,378	$ 49,161
Gas Technologies	1,507	1,699	2,011	1,923	7,140
Automation & Controls	2,585	2,369	2,428	2,320	9,702
Total gross profit	$ 15,811	$ 16,547	$ 16,024	$ 17,621	$ 66,003

Gross profit % of revenue:
Oil & Water Technologies	22.6%	22.5%	22.8%	21.7%	22.4%
Gas Technologies	65.9%	62.9%	71.3%	74.6%	68.8%
Automation & Controls	17.0%	16.9%	18.1%	16.5%	17.1%
Total gross profit % of revenue	23.2%	23.4%	24.4%	22.9%	23.5%

Operating expenses:
Oil & Water Technologies	$ 9,900	$ 10,470	$ 10,184	$ 10,422	$ 40,976
Gas Technologies	1,306	1,232	1,117	1,271	4,926
Automation & Controls	1,438	1,297	1,346	1,493	5,574
Total operating expenses	$ 12,644	$ 12,999	$ 12,647	$ 13,186	$ 51,476

Segment profit (loss):
Oil & Water Technologies	$ 1,819	$ 2,009	$ 1,401	$ 2,956	$ 8,185
Gas Technologies	201	467	894	652	2,214
Automation & Controls	1,147	1,072	1,082	827	4,128
Total segment profit (loss)	$ 3,167	$ 3,548	$ 3,377	$ 4,435	$ 14,527

Bookings:
Oil & Water Technologies	$ 44,994	$ 51,640	$ 44,989	$ 53,324	$ 194,947
Gas Technologies	1,996	1,895	2,497	2,577	8,965
Automation & Controls	13,721	12,940	11,110	13,629	51,400
Total bookings	$ 60,711	$ 66,475	$ 58,596	$ 69,530	$ 255,312

	As of March 31, 2003	As of June 30, 2003	As of September 30, 2003	As of December 31, 2003
Backlog:
Oil & Water Technologies	$ 76,992	$ 73,329	$ 68,056	$ 60,226
Gas Technologies	1,127	322	--	--
Automation & Controls	4,677	5,009	3,399	3,726
Total backlog	$ 82,796	$ 78,660	$ 71,455	$ 63,952

NATCO Group Inc. and Subsidiaries
Unaudited Segment Information
(in thousands)
	Quarter Ended March 31, 2004	Quarter Ended June 30, 2004	Quarter Ended September 30, 2004	Quarter Ended December 31, 2004	Year Ended December 31, 2004
Revenue:
Oil & Water Technologies	$ 54,575	$ 53,664	$ 59,818	$ 66,956	$ 235,013
Gas Technologies	6,824	10,718	11,302	11,820	40,664
Automation & Controls	11,618	9,682	14,143	14,274	49,717
Eliminations	(1,033)	(717)	(950)	(1,243)	(3,943)
Total revenue	$ 71,984	$ 73,347	$ 84,313	$ 91,807	$ 321,451

Gross profit:
Oil & Water Technologies	$ 11,268	$ 10,101	$ 11,313	$ 11,922	$ 44,604
Gas Technologies	3,999	5,812	5,733	6,595	22,139
Automation & Controls	1,548	1,718	1,914	2,811	7,991
Total gross profit	$ 16,815	$ 17,631	$ 18,960	$ 21,328	$ 74,734

Gross profit % of revenue:
Oil & Water Technologies	20.6%	18.8%	18.9%	17.8%	19.0%
Gas Technologies	58.6%	54.2%	50.7%	55.8%	54.4%
Automation & Controls	13.3%	17.7%	13.5%	19.7%	16.1%
Total gross profit % of revenue	23.4%	24.0%	22.5%	23.2%	23.2%

Operating expenses:
Oil & Water Technologies	$ 11,027	$ 11,215	$ 10,771	$ 11,432	$ 44,445
Gas Technologies	881	925	1,041	1,131	3,978
Automation & Controls	1, 387	1,444	1,478	1,498	5,807
Total operating expenses	$ 13,295	$ 13,584	$ 13,290	$ 14,061	$ 54,230

Segment profit (loss):
Oil & Water Technologies	$ 241	$ (1,114)	$ 542	$ 490	$ 159
Gas Technologies	3,118	4,887	4,692	5,464	18,161
Automation & Controls	161	274	436	1,313	2,184
Total segment profit (loss)	$ 3,520	$ 4,047	$ 5,670	$ 7,267	$ 20,504

Bookings:
Oil & Water Technologies	$ 71,377	$ 54,711	$ 48,425	$ 72,726	$ 247,239
Gas Technologies	14,818	16,299	4,912	6,667	42,696
Automation & Controls	17,856	8,296	8,106	10,879	45,137
Total bookings	$ 104,051	$ 79,306	$ 61,443	$ 90,272	$ 335,072

	As of March 31, 2004	As of June 30, 2004	As of September 30, 2004	As of December 31, 2004
Backlog:
Oil & Water Technologies	$ 77,257	$ 78,262	$ 66,847	$ 72,655
Gas Technologies	7,994	13,575	7,185	2,032
Automation & Controls	10,768	10,142	5,078	2,887
Total backlog	$ 96,019	$ 101,979	$ 79,110	$ 77,574